Cubic Energy Inc.


                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238
                                 (972) 681-8047
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 2003
                             ----------------------

To the Stockholders of Cubic Energy, Inc.:

As a stockholder of Cubic Energy, Inc., a Texas corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 2, 2003, 10:00 AM at the Hilton Minneapolis North, Minneapolis, Minnesota for the following purposes:

     1. To elect four (4) members to the Company's Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified;

     2. To ratify the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2003; and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 25, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments thereof. The transfer books of the Company will not be closed.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN MAY 27, 2003, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Jon Stuart Ross, Secretary

Dallas, Texas
May 5, 2003


                             YOUR VOTE IS IMPORTANT.
        PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN
                       THE POSTAGE PAID ENVELOPE PROVIDED.

                               CUBIC ENERGY, INC.
                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238

                              --------------------

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 2003

                              --------------------

GENERAL

     This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held June 2, 2003, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), or any adjournment(s) of the Meeting.

     These proxy solicitation materials are being mailed on or about May 9, 2003 to holders of the issued and outstanding shares (the "Shares") of the Company's common stock, par value $0.05 per share (the "Common Stock"), entitled to vote at the Meeting.


RECORD DATE AND PRINCIPAL STOCKHOLDERS

     Stockholders of record at the close of business on April 25, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 31,180,329 shares of Common
Stock. There is no other class of voting security of the Company issued or outstanding. For information regarding security ownership by management and certain other holders of the Common Stock, see "Security Ownership of Certain Persons."


REVOCABILITY OF PROXIES

     Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any act inconsistent with the proxy, including notifying the Secretary of the Company of such revocation in writing, executing a subsequent proxy or attending at the Meeting and casting a contrary vote. However, no revocation shall be effective unless notice of such revocation has been received by the Company at or prior to the Meeting.


VOTING AND SOLICITATION

     Pursuant to the Certificate of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company's stockholders that properly comes before the stockholders at the Meeting or any adjournments. The Company's Bylaws and the Texas Business Corporation Act (the "TBCA") require an affirmative vote or written consent of a plurality of the outstanding Shares present in person or by proxy and entitled to vote at the Meeting to elect Directors.

     Shares represented by valid proxies will be voted in accordance with the stockholder's instructions, or, in the absence of instructions, will be deemed to grant authority to vote:


     1. FOR the election of the four (4) nominees listed under "Election of Directors" as nominees of the Company for election as directors;

     2. FOR the ratification of the selection of Philip Vogel & Co., PC as the Company's independent auditors for the fiscal year ending June 30, 2003.


     The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the stockholders, the persons named in the proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

     Any stockholder who is present in person or by proxy at the Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. Abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors.

     Stockholder ratification is not required for the selection of Philip Vogel & Co., PC as the Company's independent auditors for the fiscal year ending June 30, 2003, because the Board of Directors has responsibility for selection of the Company's independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations.

     The stockholders of the Company have no appraisal rights under the Texas Business Corporation Act, the corporation law statute of the Company's place of incorporation, or under any other statute or regulation, with respect to the matters specified in the Notice.

     The cost of  solicitation  of  proxies  will be borne  by the  Company.  In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners.


PROPOSALS OF STOCKHOLDERS AT NEXT ANNUAL MEETING OF STOCKHOLDERS

     The Company anticipates holding its next annual meeting of stockholders on or about June 1, 2004. Proper proposals submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting of stockholders that are received by April 1, 2004, at the Company's principal executive office, 9870 Plano Road, Dallas, Texas 75238,
Attention: Secretary, will be included in the Company's proxy statement and form of proxy for that meeting.

                                  PROPOSAL ONE


ELECTION OF DIRECTORS

     The number of directors authorized by the Company's Bylaws is unlimited, with the exact number to be fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at four (4). Four (4) directors are proposed to be elected at the Meeting. All four (4) directors proposed to be elected will hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the four (4) nominees, except where authority is specifically withheld by the stockholder. All nominees are presently directors of the Company. If any nominee should become unable to accept election, votes will be cast pursuant to the accompanying Proxy for a substitute as may be designated by the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.


NOMINEES FOR DIRECTORS

     The following table sets forth the name and age of each nominee and the period during which each has served as a director of the Company:


NAME                  AGE      POSITION WITH CUBIC                DIRECTOR SINCE
----                  ---      -------------------                --------------

Calvin Wallen III     48       President, Director                1997
Gene Howard           74       Secretary, Director                1991
Jon S. Ross           37       Director                           1998
Herb Bayer            54       Director                           2003


CALVIN A. WALLEN III is the President and a director of the Company. Mr. Wallen has over 22 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. He assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982 Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University in College Station, Texas.


GENE C. HOWARD is the Senior Partner of the law firm of Howard, Widdows & Bufogle, P.C. of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past thirty-five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August of 1992. He is also a Chairman of the Board of Philadelphia Mortgage Trust ("PMT").

JON S. ROSS has served as the Secretary and as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over fifty corporate entities within the past eight years. He has served on several community and not-for-profit committees and Boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

HERBERT A. BAYER is the Regional Director of Sales currently working in the Global Information Systems industry, which provides intelligent electronic maps of utility transmission and distribution systems. His work experience includes work in Electronic Meter Reading, Automatic Meter Reading, Load Research, Internet Applications and Customer Information. His career over the last 20 years has lead him to be the Top Salesman for ITRON and has also involved Sales Management and consulting work for the Utility Industry. He has worked with Investor Owned Utilities, Government Run Municipalities, and Electric Cooperatives such as Taylor Cooperative Electric and is well known throughout the utility industry. Mr. Bayer has served as Vice President of two companies and on the Board of Directors of a third. His major course of study at Indiana State University was Business Management and has broadened his knowledge base with additional study in courses such as IBM Management, Dale Carnegie, Professional Management Techniques, Contract Negotiations and Human Relations.

     There are no family relationships among any of the directors or executive officers of the Company. See "Certain Relationships and Related Transactions" for a description of transactions between the Company and its directors, executive officers or their affiliates.


VOTE REQUIRED

     The four (4) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.


BOARD MEETINGS AND COMMITTEES

     Each director is elected to serve until the next annual meeting of stockholders or until the director's successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.


BOARD OF DIRECTORS AND MEETINGS

     During the fiscal year ended June 30, 2002, the Board of Directors held three meetings. Each director attended at least 75% of the aggregate number of meetings held by the Company's Board of Directors during the fiscal year ended June 30, 2002.


COMPENSATION OF DIRECTORS

     The members of the Board of Directors do not receive cash compensation in connection with their service but are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

NAME                           AGE               POSITION WITH CUBIC
----                           ---               -------------------

Calvin Wallen III              48                President, Director
Jon Stuart Ross                39                Secretary, Director

Information concerning the business experience of Mr. Wallen and Mr. Ross is provided under the caption "Election of Directors" above.


                      SECURITY OWNERSHIP OF CERTAIN PERSONS

 SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

     The record date for the determination of the Stockholders entitled to notice of and to vote at the Meeting has been established by the Board as the close of business on April 25, 2003 (the "Record Date"). As of the Record Date, there were issued and outstanding 31,180,329 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding.

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned, as of November 1, 2001, by (i) each person known to the Company to own more than 5% of the Common Stock of the Company (the only class of voting securities now outstanding), (ii) each of the nominees for director, (iii) each executive officer named in the Summary Compensation Table (the "Named Officers") and (iv) all nominees, Named Officers and other executive officers as a group. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the stockholders set forth below assumes that shares of Common Stock that the stockholder may acquire within sixty days of the Record Date are outstanding.

                                        NUMBER                  APPROXIMATE
NAME AND ADDRESS                        OF SHARES               PERCENT OF CLASS
----------------                        ---------               ----------------

Calvin Wallen III                      9,912,804 /1/                33.10%
9870 Plano Road
Dallas, TX  75238

William Bruggeman                     10,872,996 /2/                36.30%
20 Anemone Circle
North Oaks, MN  55127

Gene Howard                              322,245 /3/                 1.17%
2402 East 29th St.
Tulsa, OK  74114

Herbert Bayer                            112,287 /4/                 0.36%

Jon S. Ross                               50,000                     0.20%
9870 Plano Road
Dallas, TX  75238

All officers and directors
as a group (4 persons):               10,397,336                    33.35%

/1/ Includes 3,500,000 shares held by Earthstock Resources, Inc., a company controlled by Mr. Wallen and 736,504 shares held by Tauren Exploration, Inc., an entity controlled by Mr. Wallen.

/2/ Includes 834,000 shares held by Diversified Dynamics Corp., a company controlled by Mr. Bruggeman, 120,000 shares held by Consumer Products Corp., a company in which Mr. Bruggeman's wife, Ruth, is a joint owner and 9,713,303 shares held jointly by William Bruggeman & Ruth Bruggeman JTWROS.

/3/ All 322,245 shares are held by Mr. Howard's wife, Belva, of which Mr. Howard claims no beneficial ownership

/4/  All 112,287 shares held in JTWROS with Karen Bayer

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on its review of the copies of all such forms received by it, or written representations from certain reporting persons, no Form 5's were required for those persons.


COMPENSATION OF EXECUTIVE OFFICERS

     The total compensation for the three fiscal years ended June 30, 2002, for Calvin Wallen III, the Company's current Chief Executive Officer, and Jon Stuart Ross, the Company's current Secretary is set forth below in the following Summary Compensation Table. No other person received cash compensation in excess of $100,000 during the fiscal year ended June 30, 2002.


                           SUMMARY COMPENSATION TABLE

                                                             Fiscal       Annual
Name & Position                                              Year         Salary
---------------                                              ----         ------

Calvin Wallen III, Director, President, CEO (Current)        2001         0
                                                             2000         0
                                                             1999         0

Jon Stuart Ross, Secretary (Current)                         2001         0
                                                             2000         0
                                                             1999         0



OPTION GRANTS DURING FISCAL YEAR

Effective January 1, 2002, three separate warrants were granted to Tauren Exploration, Inc., an affiliate of Calvin Wallen III, from the Company. One warrant, to purchase 125,000 Cubic Energy, Inc. common shares at an exercise price of $1.00/share, expires April 30, 2003; one warrant is for the purchase of 150,000 Cubic Energy, Inc. common shares; and one warrant is for the purchase of 200,000 Cubic Energy, Inc. common shares. A copy of the agreement containing the three Warrants was filed with March 31, 2002 Form 10-QSB.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 1998 and 1999, the Company entered into agreements with Tauren Exploration, Inc. and Fossil Operating, Inc., two entities controlled by Calvin A. Wallen III, President of the Company. These agreements were approved by the disinterested Directors for the Company in order to further the best interests of the Company.

Effective January 1, 2002, the Company entered into an office sharing arrangement with Tauren Exploration, Inc., an affiliate of Calvin Wallen III, whereby the Company pays a pro rata share of the costs, at cost, of the expenses and personnel used by the Company . A copy of the agreement containing this arrangement was filed with the March 31, 2002 Form 10-QSB.

                                  PROPOSAL TWO


RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Philip Vogel & Co. PC, independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 2002, and has reported on the Company's financial statements. The Board of Directors has selected Philip Vogel & Co., P.C. as the Company's independent auditors for the fiscal year ending June 30, 2002, and recommends that the stockholders ratify this selection for the fiscal year ending June 30, 2003. The Board of Directors has been advised that Philip Vogel & Co., P.C. has no relationship with the Company or its subsidiaries.

     While stockholder ratification is not required for selection of Philip Vogel & Co., P.C. because the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view toward soliciting the stockholders' opinion thereon, which opinion will be taken into consideration in future deliberations.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB containing audited financial statements was available at the time of the mailing of this proxy statement. The Annual Report does not constitute a part of the proxy solicitation material.


OTHER MATTERS

     As of the time this proxy statement was printed, neither management nor the Board of Directors was aware of any matter to be presented for action at the Meeting other than matters set forth herein. If any other matters requiring a vote of stockholders are properly brought before the Meeting, the proxies in the enclosed form confer on the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the shares in accordance with their best judgment in the interest of the Company. It is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether you intend to attend the meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.


FOR THE BOARD OF DIRECTORS OF
CUBIC ENERGY, INC.



CALVIN A. WALLEN III
President

Dallas, Texas
May 5, 2003

                                   APPENDIX A



                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT


                              --------------------

                                   MAY 5, 2003
                                  DALLAS, TEXAS

                              --------------------

                                   PROXY CARD


                               CUBIC ENERGY, INC.
                    FOR ANNUAL MEETING OF THE STOCKHOLDERS OF

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CALVIN A. WALLEN III and JON STUART ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at Hilton Minneapolis North, Minneapolis, Minnesota, on June 2, 2003, at 10:00 am, and at any adjournments thereof.


       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. Please mark your votes as in this example using dark ink only. [X]

      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                 FOR Election   NOT FOR Election
                                                 of directors     of directors

1. Election of directors: Calvin A. Wallen III,       [ ]              [ ]
   Gene C. Howard, Herb Bayer and Jon S. Ross.
   ________________________________________________________
   Vote withheld from the nominee(s) listed in space above.

2. Ratification of Philip Vogel & Co., P.C. as independent accountants for fiscal year ending June 30, 2003.

        FOR Ratification        NOT FOR Ratification      ABSTAIN
              [ ]                       [ ]                 [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


IMPORTANT  - PLEASE  SIGN AND RETURN  PROMPTLY  (in no event  later than May 27,
2003). When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature___________________________________________   Title:___________________

Signature, if held jointly__________________________   Dated: ___________ , 2003

Please Print Name_______________________________________________________________